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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 12, 2000, except as to the second paragraph of Note 1 which is as of August 1, 2000, relating to the financial statements of OmniSky Corporation, which appears in OmniSky's Registration Statement on Form S-1 (File No. 333-39446).


/s/ PricewaterhouseCoopers LLP

San Jose, California
October 11, 2000